                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY

                                With Respect to

             10  3/8% Senior Subordinated Notes due 2007, Series A

                              CUSIP NO. 448850AA5

                                       of

                      HYDROCHEM INDUSTRIAL SERVICES, INC.

                          and the Guarantee thereof by

                         HYDROCHEM INTERNATIONAL, INC.

         This form must be used by a holder of 10 3/8% Senior Subordinated Notes due 2007, Series A and the guarantee thereof (the "Old Notes") of HydroChem Industrial Services, Inc. (the "Company") and HydroChem International, Inc. (the "Guarantor") who wishes to tender Old Notes to the Exchange Agent in exchange for 10 3/8% Senior Subordinates Notes due 2007, Series B and the guarantee thereof pursuant to the guaranteed delivery procedures described in the "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated _________, 1997 (the "Prospectus"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").

                       To: Norwest Bank, Minnesota, N.A.
                             (the "Exchange Agent")

 By Overnight Courier:                                   By Hand:
 --------------------                                    -------
 Norwest Bank Minnesota, National Association            Norwest Bank Minnesota, National Association
 Corporate Trust Operations                              Corporate Trust Operations
 Norwest Center                                          Northstar East, 12th Floor
 Sixth and Marquette                                     608 2nd Avenue
 Minneapolis, MN 55479-0069                              Minneapolis, MN 55479-0113

 By Facsimile:                                           Confirm by Telephone:
 ------------                                            --------------------
 Norwest Bank Minnesota, National Association            (612) 667-9764
 Corporate Trust Operations
 (612) 667-4927


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to the Company and the Guarantor, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned hereby tenders the Old Notes listed below:


------------------------------------------------------------------------------------------------------------
  Certificate Number(s) (if known) of Old Notes or      Aggregate Principal           Aggregate Principal
     Account Number at the Book-Entry Facility           Amount Represented             Amount Tendered
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------



                            PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) or                   Date:                , 1997
                                                             ----------------
Authorized Signatory:                                   Address:
                     -----------------------------              ---------------------------------------------------------

--------------------------------------------------      -----------------------------------------------------------------
                                                        Area Code and Telephone No.:
--------------------------------------------------                                  -------------------------------------
Name of Registered Holder(s):
                             ---------------------

--------------------------------------------------

--------------------------------------------------


         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
        ----------------------------------------------------------------------
Capacity:
         ---------------------------------------------------------------------
Address(es):
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a firm which is a member of a recognzied signature guarantee medallion program and is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ------------------------------------    --------------------------------------------------------------------
Address:                                                             Authorized Signature
        -----------------------------------------
                                                     Name:
-------------------------------------------------         ---------------------------------------------------------------
Area Code and Telephone No.:                         Title:
                            ---------------------          --------------------------------------------------------------
                                                     Date:                                                         , 1997
                                                          ---------------------------------------------------------

           DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
             OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED
                     BY, AN EXECUTED LETTER OF TRANSMITTAL.





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
                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

      1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

      2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

      If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

      If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to the Company and the Guarantor of such person's authority to so act.

      3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.





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